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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                   FORM 8-K/A

                                 CURRENT REPORT


Pursuant to Section 13 or 15(d) of the Securities Act of 1934

Date of Report (Date of earliest event reported) - February 7, 2001


                                 Gamogen, Inc.
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                    (Exact name as specified in its charter)


            New York                     0-15382                13-3341562
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(State or other jurisdiction of        (Commission            (IRS Employer
 Incorporation or organization)        File Number)         Identification No.)


1930 Village Center Circle,
Suite 3-83, Summerlin, NV                                         89134
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(Address of principal executive                                 Zip Code
offices)


Registrants' telephone number, including area code           (702) 615-5922
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Not applicable
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(Former name or former address, if changed since last report)




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Item 4. Changes in Registrants' Certifying Accountant


Exhibit 16 - Letter from Weingast, Zucker & Ruttenberg, LLP




                                   SIGNATURES

In accordance with the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed by the undersigned hereunto duly authorized.

                                                     GAMOGEN, INC.

Dated: February 22, 2001                          /s/ Jack Brehm
                                                 ------------------------------
                                                 Jack Brehm
                                                      Chief Financial Officer
                                                (Principal Accounting Officer)